UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 3, 2006


                             Kinetic Concepts, Inc.
             (Exact name of registrant as specified in its charter)


           Texas                   0001-09913                 74-1891727
-------------------------------------------------------------------------------
      (State or other             (Commission               (IRS Employer
       jurisdiction               File Number)              Identification No.)
     of incorporation)

                     8023 Vantage Drive
                     San Antonio, Texas                           78230
--------------------------------------------------------    ------------------
            (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (210) 524-9000

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On April 3, 2006, Kinetic Concepts, Inc. ("KCI" or the "Company") announced that it reached agreement with Paul Hartmann AG for the withdrawal of the patent appeal pending before the European Patent Office ("EPO") Board of Appeals. The proceedings involved a Wake Forest European V.A.C.(R) patent licensed to KCI. As a result of the withdrawals, the patent opposition proceedings were terminated, and the EPO's 2004 decision upholding and construing the patent will remain in place.

KCI and Hartmann also signed a letter of intent pursuant to which they plan to enter into a strategic cooperation for the distribution and rental of KCI's V.A.C.(R) line of products in Eastern Europe and for the co-promotion of V.A.C.(R) products in the Swiss and German home-care markets. Under the terms of the letter of intent, the parties have agreed to enter into various agreements embodying the cooperation. In the event that the parties cannot reach one or more definitive agreements on the strategic relationships, KCI has agreed to pay Hartmann a specified sum of up to $2.25 million.

A copy of the press release announcing the agreement is attached as Exhibit
99.1 hereto.


Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated April 3, 2006, entitled "KCI Announces Agreement with Paul Hartmann AG".

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KINETIC CONCEPTS, INC.


Date: April 4, 2006                            By: /s/ Martin J. Landon
                                                  --------------------------
                                               Name:  Martin J. Landon
                                               Title: Vice President, Chief
                                                      Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION

99.1 Press Release dated April 3, 2006, entitled "KCI Announces Agreement with Paul Hartmann AG".

Exhibit 99.1

                                         Contacts: Martin J. Landon - Investors
                                                                            KCI
                                                                 (210) 255-6494

                                                          Elliot Sloane - Media
                                                               Sloane & Company
                                                                 (212) 446-1860


                 KCI ANNOUNCES AGREEMENT WITH PAUL HARTMANN AG

SAN ANTONIO--(BUSINESS WIRE)--April 3, 2006--Kinetic Concepts, Inc. (NYSE:KCI) announced today that it has reached agreement with Paul Hartmann AG for the withdrawal of the patent appeal pending before the European Patent Office ("EPO") Board of Appeals. The proceedings, which were effectively terminated on April 3, 2006, involved a Wake Forest European V.A.C.(R) patent licensed to KCI.

As a result of the withdrawals, the patent opposition proceedings have been terminated and the EPO's 2004 decision upholding and construing the patent will remain in place. The EPO's 2004 decision established a range of pressures covered by the patent claims from 7.6 - 752 millimeters of mercury (mmHg) of negative pressure and provided that the "screen means" term describing the dressing is an open-cell polymer foam. V.A.C.(R) systems typically operate between 50 and 200 mmHg of negative pressure, with a default setting of 125 mmHg.

KCI and Hartmann also signed a letter of intent pursuant to which they plan to enter into a strategic cooperation for the distribution and rental of KCI's V.A.C.(R) line of products in Eastern Europe and for the co-promotion of V.A.C.(R) products in the Swiss and German home-care markets.

"We are very pleased to resolve the European patent opposition and we are looking forward to working with Hartmann to introduce V.A.C.(R) into the Eastern European markets through their existing country organizations and sales networks there," said Dennert O. Ware, KCI's President and CEO. "Hartmann is a renowned company in Europe and has well-developed sales organizations in the Swiss and German home-care settings, which we believe will help increase V.A.C.(R) penetration in those countries."

Under the terms of the letter of intent, the parties have agreed to enter into various agreements embodying the cooperation. In the event that the parties cannot reach one or more definitive agreements on the strategic relationships, KCI has agreed to pay Hartmann specified sums of up to $2.25 million.

About KCI
---------

Kinetic Concepts, Inc. is a global medical technology company with leadership positions in advanced wound care and therapeutic surfaces. We design, manufacture, market and service a wide range of proprietary products that can improve clinical outcomes while helping to reduce the overall cost of patient care. Our advanced wound care systems incorporate our proprietary V.A.C.(R) technology, which has been clinically demonstrated to help promote wound healing and can help reduce the cost of treating patients with serious wounds. Our therapeutic surfaces, including specialty hospital beds, mattress replacement systems and overlays, are designed to address pulmonary complications associated with immobility and to prevent skin breakdown. We have an infrastructure designed to meet the specific needs of medical professionals and patients across all health care settings including acute care hospitals, extended care facilities and patients' homes both in the United States and abroad.

Forward-Looking Statements
--------------------------

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including statements regarding the future impact or potential success of a strategic cooperation with Hartmann. We may be unable to successfully agree to the terms of a cooperation, and we may not successfully market our products as anticipated. All forward-looking statements included in this document are based upon information available to KCI as of the date hereof and KCI assumes no obligation to update any such forward-looking statements.